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SUPPLEMENT, DATED DECEMBER 20, 2004
TO PROSPECTUS, DATED MAY 1, 2004

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                            SUPPLEMENT TO PROSPECTUS
                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

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The references to "Thomas P. Larsen" on page 10 of the Prospectus under the headings "All America Fund", and "Aggressive Equity Fund" are deleted and the following is substituted in its place:

The Small Cap Growth portion of the Fund is managed by a group consisting of Mary E. Canning, Stephen J. Rich and Eleanor Innes. Prior to joining the Adviser in February 2004, Mr. Rich was a vice president and senior portfolio manager with J.P. Morgan Fleming Investment Management Inc. He has approximately 14 years of investment experience. Ms. Canning has been with the Adviser since 1999 and has approximately 22 years of experience in investment management. Ms. Innes joined the Adviser in 2000 from Nikko Global Asset Management (USA), Inc. and has approximately 11 years of experience in the financial industry.